SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2002

UNIFY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2101 Arena Blvd, Suite 100

Sacramento, California 95834

(Address of principal executive offices)

(916) 928-6400

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On October 25, 2002, Unify Corporation issued a press release announcing that the Company  had appointed Pete DiCorti as its Chief Financial Officer effective November 1, 2002.  The press release is attached as Exhibit 99 to this Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit 99 Unify Corporation Press Release issued October 25, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Unify Corporation
(Registrant)

Date: October 30, 2002

	By:	/s/ Todd E. Wille
Todd E. Wille
Chairman, President and Chief
Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number

99	Unify Corporation Press Release issued October 25, 2002.